UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report – August 25, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdictionof incorporation or organization)	Commission File Number	(IRS EmployerIdentification No.)

483 Main Street
Harleysville, Pennsylvania  19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

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Item 8.01   Other Events

           On August 25, 2004, Harleysville National Corporation (the "Corporation") issued a press release announcing the appointment of James F. McGowan, Jr. as Executive Vice President and Chief Credit Officer of the Corporaiton and Harleysville National Bank. A copy of the press release is attached as Exhibit 99.1.  Mr. McGowan's Employment Agreement and Supplemental Retirement Agreement are attached as Exhibits 99.2 and 99.3.

          Item 9.01   Financial Statements and Exhibits

            (c)        Exhibits.

                99.1        Press Release of Registrant dated August 25, 2004.

                99.2        Employment Agreement between Harleysville Management Services, LLC and James F. McGowan, Jr. dated as of August 23, 2004.

                99.3        Supplemental Executive Retirement Benefit Agreement between Harlesyville Management Services, LLC and James F. McGowan, Jr. dated as of August 23, 2004.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HARLEYSVILLE NATIONAL CORPORATION

Dated: August 25, 2004                        /s/ Michael B. High
                                      Michael B. High, EVP and Chief Financial Officer

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EXHIBIT INDEX

Page

Exhibit 99.1 Press Release dated August 25, 2004, of Harleysville National Corporation (filed pursuant to Item 8.01 hereof).	5

Exhibit 99.2 Employment Agreement between Harleysville Management Services, LLC and James F. McGowan, Jr. (filed pursuant to Item 8.01 hereof).	6

Exhibit 99.3 Supplemental Executive Retirement Benefit Agreement between Harlesyville Management Services, LLC and James F. McGowan, Jr. (fuiled pursuant to Item 8.01 hereof).	19

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